Exhibit 10.71

SECOND REAFFIRMATION OF COLLATERAL DOCUMENTS

This Second Reaffirmation of Collateral Documents (this “Reaffirmation”) is dated as of November 15, 2013. Reference is made to the Second Amended and Restated Promissory Note of even date herewith (as amended, restated, modified or supplemented, the “Restated Note”) by MEDIABISTRO INC., a Delaware corporation formerly known as WebMediaBrands Inc. (“Mediabistro”), MEDIABISTRO.COM SUBSIDIARY INC., a Delaware corporation formerly known as Mediabistro.com Inc. (“MB Subsidiary”), and INSIDE NETWORK, INC., a California corporation (“Inside Network”; together with Mediabistro and MB Subsidiary, collectively “Borrowers” and each, individually, a “Borrower”), issued to ALAN M. MECKLER (the “Lender”). All capitalized terms used but not defined in this document shall have the meaning ascribed to such terms in the Restated Note.

1.                  Reaffirmation. To induce the Lender to enter into the Restated Note, each Borrower hereby reaffirms its obligations under each of the collateral documents identified on Schedule 1 attached hereto to which it is a party, in each case as amended, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the “Reaffirmed Documents”).

2.                  Representations and Warranties. To induce the Lender to enter into the Restated Note, each Borrower represents and warrants to the Lender that the execution, delivery and performance of this Reaffirmation has been duly authorized by all requisite corporate action on the part of each Borrower, this Reaffirmation has been duly executed and delivered by each Borrower and this Reaffirmation constitutes a valid and binding agreement of each Borrower, enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3.                  References. Each Borrower agrees that the Reaffirmed Documents shall remain in full force and effect following the execution and delivery of the Restated Note.

4.                  Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

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IN WITNESS WHEREOF, each Borrower has caused this Reaffirmation to be executed as of the date first written above.

BORROWERS: MEDIABISTRO INC.

By:	/s/ Mitchell Eisenberg
Name:	Mitchell Eisenberg
Title:	EVP and GC

MEDIABISTRO.COM SUBSIDIARY INC.

By:	/s/ Mitchell Eisenberg
Name:	Mitchell Eisenberg
Title:	EVP and GC

INSIDE NETWORK, INC.

By:	/s/ Mitchell Eisenberg
Name:	Mitchell Eisenberg
Title:	EVP and GC

LENDER:

By:	/s/ ALAN M. MECKLER
Name:	ALAN M. MECKLER

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Schedule 1

Reaffirmed Documents

1.	Security Agreement dated May 29, 2009, by Mediabistro in favor of Lender

2.	Intellectual Property Security Agreement dated May 29, 2009, by Mediabistro in favor of Lender

3.	Pledge Agreement dated May 29, 2009, by Mediabistro in favor of Lender

4.	Security Agreement dated May 29, 2009, by MB Subsidiary in favor of Lender

5.	Intellectual Property Security Agreement dated May 29, 2009, by MB Subsidiary in favor of Lender

6.	Security Agreement dated November 14, 2011, by Mediabistro in favor of Lender

7.	Intellectual Property Security Agreement dated November 14, 2011, by Mediabistro in favor of Lender

8.	Pledge Agreement dated November 14, 2011, by Mediabistro in favor of Lender

9.	Security Agreement dated November 14, 2011, by Inside Network in favor of Lender

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